EX 99.28(e)(1)(xii)

Amendment to

Amended and Restated Distribution Agreement between

JNL Series Trust and Jackson National Life Distributors LLC

This Amendment is made by and between JNL Series Trust, a Massachusetts business trust (the “Trust”), and Jackson National Life Distributors LLC (“JNLD”), a broker-dealer registered with the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

Whereas, the Trust and JNLD (the “Parties”) entered into an Amended and Restated Distribution Agreement effective as of April 29, 2013, as amended (the “Agreement”), whereby the Trust appointed JNLD as distributor (the “Distributor”) of the shares of the separate funds (the “Funds”) set forth on Schedule A of the Agreement.

Whereas, the following new funds, investment sub-adviser replacements, fund conversion and name changes, and fund merger have been approved by the Board of Trustees of the Trust (collectively, “Fund Changes”), effective April 24, 2017:

New Funds:

1)	JNL/Mellon Capital MSCI KLD 400 Social Index Fund;

2)	JNL/DFA Growth Allocation Fund;

3)	JNL/DFA Moderate Allocation Fund;

Investment Sub-Adviser Replacements:

4)
Massachusetts Financial Services Company (d/b/a MFS Investment Management) will replace Goldman Sachs Asset Management, L.P. as investment sub-adviser to the JNL/Goldman Sachs Mid Cap Value Fund, which will subsequently be renamed the JNL/MFS Mid Cap Value Fund;

5)
AQR Capital Management, LLC will replace Goldman Sachs Asset Management, L.P. as investment sub-adviser to the JNL/Goldman Sachs U.S. Equity Flex Fund, which will subsequently be renamed the JNL/AQR Large Cap Relaxed Constraint Equity Fund;

Fund Conversion and Name Changes:

6)	the JNL/Franklin Templeton Global Growth Fund will be re-named the JNL/Franklin Templeton Global Fund;

7)	the JNL/Capital Guardian Global Balanced Fund will convert to a master feeder structure, with a corresponding fund name change to the JNL/American Funds Balanced Fund;

8)	the JNL/WMC Money Market Fund will be re-named the JNL/WMC Government Money Market Fund; and

Fund Merger:

9)	the JNL/Morgan Stanley Mid Cap Growth Fund will merge into the JNL/T. Rowe Price Mid-Cap Growth Fund.

Whereas, pursuant to the approval of the Fund Changes, as outlined above, the Parties have agreed to amend Schedule A of the Agreement, effective April 24, 2017, to:

1)	add the JNL/Mellon Capital MSCI KLD 400 Social Index Fund, the JNL/DFA Growth Allocation Fund, and the JNL/DFA Moderate Allocation Fund and each Fund’s respective fees;

2)	remove the JNL/Morgan Stanley Mid Cap Growth Fund and its respective fees; and

3)	change the names of the following funds:

-	JNL/Goldman Sachs Mid Cap Value Fund to JNL/MFS Mid Cap Value Fund;
-	JNL/Goldman Sachs U.S. Equity Flex Fund to JNL/AQR Large Cap Relaxed Constraint Equity Fund;
-	JNL/Franklin Templeton Global Growth Fund to JNL/Franklin Templeton Global Fund;
-	JNL/Capital Guardian Global Balanced Fund to JNL/American Funds Balanced Fund; and
-	JNL/WMC Money Market Fund to JNL/WMC Government Money Market Fund.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 24, 2017, attached hereto.

2.
Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

3.	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Distributor and the Trust have caused this Amendment to be executed, effective April 24, 2017.

Attest:		JNL Series Trust

By:	/s/ Michelle L. Swan	By:	/s/ Kristen K. Leeman
	Michelle L. Swan	Name:	Kristen K. Leeman
		Title:	Assistant Secretary

Attest:		Jackson National Life Distributors LLC

By:	/s/ Kiana Rogers	By:	/s/ Alison Reed
	Kiana Rogers	Name:	Alison Reed
		Title:	EVP JNLD Operations

Schedule A
Dated April 24, 2017

Fund	Class	Maximum 12b-1 Fee[1]
JNL/American Funds Balanced Fund	Class A Class B	0.20% None
JNL/American Funds Balanced Allocation Fund	Class A Class B	0.20% None
JNL/American Funds Blue Chip Income and Growth Fund	Class A Class B	0.20% None
JNL/American Funds Global Bond Fund	Class A Class B	0.20% None
JNL/American Funds Global Small Capitalization Fund	Class A Class B	0.20% None
JNL/American Funds Growth Allocation Fund	Class A Class B	0.20% None
JNL/American Funds Growth-Income Fund	Class A Class B	0.20% None
JNL/American Funds International Fund	Class A Class B	0.20% None
JNL/American Funds New World Fund	Class A Class B	0.20% None
JNL Multi-Manager Alternative Fund	Class A	0.20%
JNL Multi-Manager Mid Cap Fund	Class A	0.20%
JNL Multi-Manager Small Cap Growth Fund	Class A Class B	0.20% None
JNL Multi-Manager Small Cap Value Fund	Class A Class B	0.20% None
JNL Institutional Alt 20 Fund	Class A	None
JNL Institutional Alt 35 Fund	Class A	None
JNL Institutional Alt 50 Fund	Class A	None
JNL Alt 65 Fund	Class A	None
JNL/AB Dynamic Asset Allocation Fund	Class A Class B	0.20% None
JNL/AQR Large Cap Relaxed Constraint Equity Fund	Class A Class B	0.20% None
JNL/AQR Managed Futures Strategy Fund	Class A Class B	0.20% None
JNL/BlackRock Natural Resources Fund	Class A Class B	0.20% None
JNL/BlackRock Global Allocation Fund	Class A Class B	0.20% None
JNL/BlackRock Large Cap Select Growth Fund	Class A Class B	0.20% None
JNL/Boston Partners Global Long Short Equity Fund	Class A Class B	0.20% None
JNL/Brookfield Global Infrastructure and MLP Fund	Class A Class B	0.20% None

Fund	Class	Maximum 12b-1 Fee[1]
JNL/Causeway International Value Select Fund	Class A Class B	0.20% None
JNL/Crescent High Income Fund	Class A Class B	0.20% None
JNL/DFA Growth Allocation Fund	Class A	0.20%
JNL/DFA Moderate Allocation Fund	Class A	0.20%
JNL/DFA U.S. Core Equity Fund	Class A Class B	0.20% None
JNL/DoubleLine® Emerging Markets Fixed Income Fund	Class A Class B	0.20% None
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Class A Class B	0.20% None
JNL/FPA + DoubleLine® Flexible Allocation Fund	Class A Class B	0.20% None
JNL/Franklin Templeton Founding Strategy Fund	Class A	None
JNL/Franklin Templeton Global Fund	Class A Class B	0.20% None
JNL/Franklin Templeton Global Multisector Bond Fund	Class A Class B	0.20% None
JNL/Franklin Templeton Income Fund	Class A Class B	0.20% None
JNL/Franklin Templeton International Small Cap Growth Fund	Class A Class B	0.20% None
JNL/Franklin Templeton Mutual Shares Fund	Class A Class B	0.20% None
JNL/Goldman Sachs Core Plus Bond Fund	Class A Class B	0.20% None
JNL/Goldman Sachs Emerging Markets Debt Fund	Class A Class B	0.20% None
JNL/Harris Oakmark Global Equity Fund	Class A Class B	0.20% None
JNL/Invesco China-India Fund	Class A Class B	0.20% None
JNL/Invesco Global Real Estate Fund	Class A Class B	0.20% None
JNL/Invesco International Growth Fund	Class A Class B	0.20% None
JNL/Invesco Mid Cap Value Fund	Class A Class B	0.20% None
JNL/Invesco Small Cap Growth Fund	Class A Class B	0.20% None
JNL/JPMorgan MidCap Growth Fund	Class A Class B	0.20% None
JNL/JPMorgan U.S. Government & Quality Bond Fund	Class A Class B	0.20% None
JNL/Lazard Emerging Markets Fund	Class A Class B	0.20% None
JNL/Mellon Capital 10 x 10 Fund	Class A	None
JNL/Mellon Capital Index 5 Fund	Class A	None

Fund	Class	Maximum 12b-1 Fee[1]
JNL/Mellon Capital Emerging Markets Index Fund	Class A Class B	0.20% None
JNL/Mellon Capital European 30 Fund	Class A Class B	0.20% None
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	Class A	0.20%
JNL/Mellon Capital Pacific Rim 30 Fund	Class A Class B	0.20% None
JNL/Mellon Capital S&P 500 Index Fund	Class A Class B	0.20% None
JNL/Mellon Capital S&P 400 MidCap Index Fund	Class A Class B	0.20% None
JNL/Mellon Capital Small Cap Index Fund	Class A Class B	0.20% None
JNL/Mellon Capital International Index Fund	Class A Class B	0.20% None
JNL/Mellon Capital Bond Index Fund	Class A Class B	0.20% None
JNL/Mellon Capital Utilities Sector Fund	Class A Class B	0.20% None
JNL/MFS Mid Cap Value Fund	Class A Class B	0.20% None
JNL/MMRS Conservative Fund	Class A	None
JNL/MMRS Growth Fund	Class A	None
JNL/MMRS Moderate Fund	Class A	None
JNL/Neuberger Berman Strategic Income Fund	Class A Class B	0.20% None
JNL/Oppenheimer Emerging Markets Innovator Fund	Class A Class B	0.20% None
JNL/Oppenheimer Global Growth Fund	Class A Class B	0.20% None
JNL/PIMCO Real Return Fund	Class A Class B	0.20% None
JNL/PIMCO Total Return Bond Fund	Class A Class B	0.20% None
JNL/PPM America Floating Rate Income Fund	Class A Class B	0.20% None
JNL/PPM America High Yield Bond Fund	Class A Class B	0.20% None
JNL/PPM America Mid Cap Value Fund	Class A Class B	0.20% None
JNL/PPM America Small Cap Value Fund	Class A Class B	0.20% None
JNL/PPM America Total Return Fund	Class A Class B	0.20% None
JNL/PPM America Value Equity Fund	Class A Class B	0.20% None
JNL/Red Rocks Listed Private Equity Fund	Class A Class B	0.20% None

Fund	Class	Maximum 12b-1 Fee[1]
JNL/Scout Unconstrained Bond Fund	Class A Class B	0.20% None
JNL/T. Rowe Price Established Growth Fund	Class A Class B	0.20% None
JNL/T. Rowe Price Mid-Cap Growth Fund	Class A Class B	0.20% None
JNL/T. Rowe Price Short-Term Bond Fund	Class A Class B	0.20% None
JNL/T. Rowe Price Value Fund	Class A Class B	0.20% None
JNL/Westchester Capital Event Driven Fund	Class A Class B	0.20% None
JNL/WMC Balanced Fund	Class A Class B	0.20% None
JNL/WMC Government Money Market Fund	Class A Class B	0.20% None
JNL/WMC Value Fund	Class A Class B	0.20% None
JNL/S&P Competitive Advantage Fund	Class A Class B	0.20% None
JNL/S&P Dividend Income & Growth Fund	Class A Class B	0.20% None
JNL/S&P Intrinsic Value Fund	Class A Class B	0.20% None
JNL/S&P Total Yield Fund	Class A Class B	0.20% None
JNL/S&P Mid 3 Fund	Class A Class B	0.20% None
JNL/S&P International 5 Fund	Class A	0.20%
JNL/S&P 4 Fund	Class A	None
JNL/S&P Managed Aggressive Growth Fund	Class A	None
JNL/S&P Managed Conservative Fund	Class A	None
JNL/S&P Managed Growth Fund	Class A	None
JNL/S&P Managed Moderate Fund	Class A	None
JNL/S&P Managed Moderate Growth Fund	Class A	None
JNL Disciplined Growth Fund	Class A	None
JNL Disciplined Moderate Fund	Class A	None
JNL Disciplined Moderate Growth Fund	Class A	None

1 As a percentage of the average daily net assets attributable to the specified class of shares.